UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2013

NOVA MINING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-136663	45-2753483
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1320 South Killian Drive
Lake Park, Florida		33403
(Address of principal executive offices)		(Zip Code)

(561) 420-0830
Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 12, 2013, the Company approved changing its name officially to Radiant Creations Group, Inc. by filing a Certificate of Amendment to its Articles of Incorporation, pursuant to Nevada Revised Statutes 78.385 and 78.390 with the office of the Secretary of State for the State of Nevada.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 12, 2013, the Shareholders of the Company representing 25,000,000 shares out of a total of 30,000,000 shares issued and outstanding of Common Stock, $0.00001 par value, approved changing the name off the Company from Nova Mining Corporation to Radiant Creations Group, Inc.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit Index

Exhibit No.:	Description:
3.1	Amended Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 12, 2013	NOVA MINING CORPORATION

	By:	/s/ Gary R. Smith
Gary R. Smith
Chairman and hief Executive Officer